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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated April 21, 1997 incorporated by reference in JTS Corporation's Form 10-K for the year ended February 2, 1997.


                                            /s/  ARTHUR ANDERSEN LLP
                                            -------------------------
                                            ARTHUR ANDERSEN LLP


San Jose, California
March 6, 1998




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